Exhibit 10.3

HCX SERIES DIRECT LENDING FUND

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Subscription Agreement”) is entered into as of [●], 2023 by and among [     ], a [     ] (the “Subscriber”), and HCX Series Direct Lending Fund, a Delaware statutory trust (the “Company”).

A. Agreement and Subscription. The Subscriber agrees to make a commitment to the Company, and, in connection therewith, irrevocably subscribes for and agrees to purchase an interest in the Company with a capital commitment of $[     ].

B. Accredited Investor. The Subscriber represents and warrants that it is an “accredited investor” (as defined in Regulation D promulgated under the Securities Act of 1933, as amended).

C. Additional Information. The Subscriber agrees to provide, in a timely manner, to the Company any information that the Company may reasonably request or require in order to comply with applicable United States or non-United States laws, including tax laws.

D. Binding Agreement. This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their successors, permitted assigns, heirs, estates, executors, administrators and personal representatives.

E. Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflict of laws principles.

F. Assignment. To the fullest extent permitted by law, this Subscription Agreement is not transferable or assignable by the Subscriber.

G. Counterparts. This Subscription Agreement may be executed in counterparts with the same effect as if the parties executing the counterparts had all executed one counterpart.

H. Rules of Construction. For all purposes of this Subscription Agreement, except as expressly provided herein or unless the context otherwise requires, the words “including,” “includes,” “include,” and words of similar import shall be deemed to be followed by the phrase “without limitation” and shall be regarded as a reference to non-exclusive and non-characterizing illustrations.

I. Descriptive Headings. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Subscription Agreement.

By executing the Signature Page to this Subscription Agreement, the Subscriber agrees to be bound by the foregoing.

[Signature Page Follows]

Signature Page – Subscriber Original

SIGNATURE PAGE

(Please sign both the Subscriber and the Company originals of the Signature Page)

This page constitutes the signature page for the Subscription Agreement relating to HCX Series Direct Lending Fund.

IN WITNESS WHEREOF, the Subscriber has executed and unconditionally delivered this Subscription Agreement this [●] day of [●], 2023.

[ ]

By: [ ]

By:
(Signature)
Name:
Title:

Accepted and Agreed, as of [●], 2023:

HCX Series Direct Lending Fund

By:
(Signature)
Name:
Title:

[Signature Page – Subscriber Original]

Signature Page – Company Original

SIGNATURE PAGE

(Please sign both the Subscriber and the Company originals of the Signature Page)

This page constitutes the signature page for the Subscription Agreement relating to HCX Series Direct Lending Fund.

IN WITNESS WHEREOF, the Subscriber has executed and unconditionally delivered this Subscription Agreement this [●] day of [●], 2023.

[ ]

By:	[ ]

By:
(Signature)
Name:
Title:

Accepted and Agreed, as of [•], 2023:

HCX Series Direct Lending Fund

By:
(Signature)
Name:
Title:

[Signature Page – Company Original]